Exhibit 10.6

LAND COURT SYSTEM	REGULAR SYSTEM
Return by Mail ☒ Pickup ☐ To: First Hawaiian Bank 999 Bishop Street Honolulu, HI 96813 Attn: Commercial Real Estate Division	Total Pages:
Tax Map Key No.: (2) 4-2-004-035, (2) 4-2-004-025, (2) 4-2-006-011, (2) 4-2-004-054

THIRD AMENDMENT OF MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT OF LESSOR’S INTEREST IN LEASES AND RENTS

This Third Amendment of Mortgage, Security Agreement and Fixture Filing and Assignment of Lessor’s Interest in Leases and Rents (this “Amendment”) is made as of December 22, 2025, by and between MAUI LAND & PINEAPPLE COMPANY, INC., a Delaware corporation, whose mailing address is 500 Office Road, Lahaina, Hawaii 96761 (hereinafter called the “Borrower”), and FIRST HAWAIIAN BANK, a Hawaii corporation, whose mailing address is 999 Bishop Street, Honolulu, Hawaii 96813 (hereinafter called the “Lender”).

RECITALS:

A.    The Borrower executed and delivered to the Lender the following (collectively, the “Mortgage Documents”):

1.    that certain Mortgage, Security Agreement and Fixture Filing dated August 4, 2016, made by the Borrower, as Mortgagor, in favor of the Lender, as Mortgagee, recorded in the Bureau of Conveyances of the State of Hawaii (the “Bureau”) as Document No. A-60610335, as amended by (a) that certain Amendment and Partial Release of Mortgage, Security Agreement and Fixture Filing and Partial Reassignment of Lessor’s Interest in Leases and Rents dated December 30, 2016, recorded in the Bureau as Document No. A-62080398A through A-62080398C, (b) that certain Second Amendment and Partial Release of Mortgage, Security Agreement and Fixture Filing and Partial Reassignment of Lessor’s Interest in Leases and Rents acknowledged December 17, 2021 and recorded on December 23, 2021 in the Bureau as Document Nos. A-80270350 and A-80270351, and (c) that certain Amendment to Second Amendment and Partial Release of Mortgage, Security Agreement and Fixture Filing and Partial Reassignment of Lessor’s Interest in Leases and Rents dated January 28, 2022, recorded in the Bureau as Document Nos. A-80690089 and A-80690090 (as amended, the “Mortgage”); and

2.    that certain Assignment of Lessor’s Interest in Leases and Rents dated August 4, 2016, made by the Borrower, as Assignor, to the Lender, as Assignee, recorded in the Bureau as Document No. A-60610336, as amended by (a) that certain Amendment and Partial Release of Mortgage, Security Agreement and Fixture Filing and Partial Reassignment of Lessor’s Interest in Leases and Rents dated December 30, 2016, recorded in the Bureau as Document No. A-62080398A through A-62080398C, (b) that certain Second Amendment and Partial Release of Mortgage, Security Agreement and Fixture Filing and Partial Reassignment of Lessor’s Interest in Leases and Rents acknowledged December 17, 2021 and recorded on December 23, 2021 in the Bureau as Document Nos. A-80270350 and A-80270351, and (c) that certain Amendment to Second Amendment and Partial Release of Mortgage, Security Agreement and Fixture Filing and Partial Reassignment of Lessor’s Interest in Leases and Rents dated January 28, 2022, recorded in the Bureau as Document Nos. A-80690089 and A-80690090 (as amended, the “Assignment”).

B.    The Mortgage Documents secure that certain revolving credit facility (the “Credit Facility”), by the Lender in favor of the Borrower pursuant to that certain unrecorded Credit Agreement dated August 4, 2016, by and between the Borrower and the Lender, as amended and restated by (1) that certain Amended and Restated Credit Agreement dated December 30, 2016, (2) that certain Second Amended and Restated Credit Agreement dated December 23, 2021, and (3) that certain Third Amended and Restated Credit Agreement dated on or about the date hereof (as amended and restated, the “Credit Agreement”).

C.    The Borrower and the Lender wish to further amend the Mortgage Documents as more fully set forth in this Amendment.

AGREEMENT:

NOW, THEREFORE, intending to be legally bound, the Borrower and the Lender hereby agree as follows:

1.    Amendment of Mortgage.

a.    Section 2(a) of the Mortgage is hereby amended in its entirety to read as follows:

“The repayment of a senior revolving credit facility (the “Credit Facility”) made by the Mortgagee to the Mortgagor in a principal amount not to exceed TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00), pursuant to the terms of that certain unrecorded Third Amended and Restated Credit Agreement dated December 22, 2025, as further amended and/or restated from time to time (as so amended and restated, the “Credit Agreement”) and which Credit Facility is evidenced by that certain Second Amended and Restated Note dated December 3, 2025, in the stated principal amount of $25,000,000.00, executed by the Mortgagor, as maker, and made payable to the Mortgagee, the provisions of such note and any renewals, extensions or modifications thereof being incorporated herein by reference, being secured hereby and being hereinafter referred to as the “Note”; and

b.    Section 2(d) of the Mortgage is hereby amended in its entirety to read as follows:

“The payment by the Mortgagor to the Mortgagee of all other sums now or hereafter loaned or advanced from time to time subsequent to the date of this Mortgage by the Mortgagee to the Mortgagor pursuant to any provision of the Loan Documents, expended by the Mortgagee for the account of the Mortgagor pursuant to any provision of the Loan Documents, or otherwise owing by the Mortgagor to the Mortgagee pursuant to any provision of the Loan Documents. The maximum aggregate principal amount of the future advances is $25,000,000.00.

2.    Amendment of the Assignment. Section 1(g)(i) of the Assignment is hereby amended in its entirety to read as follows:

“The payment of all indebtedness evidenced by that certain Credit Agreement dated on or about the date of this Agreement, made by and between the Assignor and the Assignee, relating to a senior revolving credit facility in a principal amount not to exceed $25,000,000.00. Said Credit Agreement, as it now exists or as it may be hereafter modified, is herein called the “Credit Agreement”;

3.    Borrower’s Confirmation. The Borrower hereby confirms and warrants to the Lender that (a) the Borrower is the lawful owner of the properties encumbered by the Mortgage Documents (collectively, the “Collateral”), free and clear of all liens and encumbrances, except for the Mortgage Documents, as amended by this Amendment, and the encumbrances mentioned in the Mortgage Documents; (b) the Borrower has not created, incurred, assumed or suffered to exist any other mortgage, lien, charge, security interest or encumbrance of any kind on the Collateral; (c) the Borrower has not alienated, assigned, conveyed or transferred any part of the Collateral, except as otherwise consented to by the Lender in writing; (d) the Borrower has paid all taxes and assessments due on the Collateral and none is delinquent or in default; (e) the Lender is entitled to the benefits of the liens and security interests of, the Mortgage Documents, as amended hereby; and (f) the Borrower has good right and authority to confirm the same to the Lender.

4.    Conformance and Ratification. The provisions of the Mortgage Documents are amended to conform herewith, but in all other respects, such provisions are to be and continue in full force and effect.

5.    No Waiver. This Amendment is made on the express condition that nothing herein contained shall in any way be construed as adversely affecting, impairing or waiving any rights of the Lender under the Mortgage Documents. Nothing herein contained or done pursuant hereto shall adversely affect or impair or be construed to adversely affect or impair the lien, charge or encumbrance of the Mortgage Documents or the priority thereof over other liens, charges or encumbrances, if any, or release or affect or be construed to release or affect the liability of any party or parties whomsoever may now or hereafter be liable under or on account of said documents.

6.    Successors. This Amendment is binding upon and inures to the benefit of the Lender and the Borrower and their respective successors and assigns.

7.    Counterparts. This Amendment may be executed in counterparts, each of which shall be an original instrument and all of which shall together constitute one and the same agreement.

[The following page is the signature page.]

IN WITNESS WHEREOF, the Borrower and the Lender have executed this Third Amendment of Mortgage, Security Agreement and Fixture Filing and Assignment of Lessor’s Interest in Leases and Rents as of the date first written above.

MAUI LAND & PINEAPPLE COMPANY, INC.,
a Delaware corporation

By:	/s/ Wade K. Kodama
Wade K. Kodama
Its Chief Financial Officer

Borrower

FIRST HAWAIIAN BANK,
a Hawaii corporation

By:	/s/ Charles C. Barbata
Charles C. Barbata
Its Senior Vice President

Lender